Annuity Investor(R) Variable Account B

of

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for

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The Commodore NavigatorSM	The Commodore Advantage(r)	The Commodore Independence(r)

June 30, 2001

Semi-Annual Report to Contract Owners

Table of Contents

Page

Letter from the President	2

Tab
Portfolio Semiannual Reports

Dreyfus Portfolio	I
Dreyfus Variable Investment Fund
Appreciation Portfolio
Money Market Portfolio
Growth and Income Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund

Strong	II
Strong Opportunity Fund II, Inc.
Strong Variable Insurance Funds, Inc.
Strong Mid Cap Growth Fund II

Deutsche Asset Management	III
EAFE(r) Equity Index
Small Cap Index

The Timothy Plan Small-Cap Variable Series	IV

PBHG Insurance Series Fund	V
PBHG Growth II Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communications Portfolio

Janus Aspen Series	VI
Growth Portfolio
Aggressive Growth Portfolio
Capital Appreciation Portfolio
Balanced Portfolio
International Growth Portfolio - Service Shares
Worldwide Growth Portfolio

INVESCO Variable Investment Funds, Inc.	VII
Equity Income Fund
High Yield Fund
Health Sciences Fund
Dynamics Fund
Financial Services Fund
Small Company Growth Fund

The Universal Institutional Funds, Inc.	VIII
Fixed Income Portfolio
U.S. Real Estate Portfolio

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Dear Commodore(r) Variable Annuity Contract Owner:

Enclosed are the June 30, 2001 Semiannual Reports for each of the Portfolios in which the subaccounts of Annuity Investors Life Insurance Company Variable Account B invest. The market has remained extremely volatile for the first six months of the year, primarily as a result of the continuation of the stock market correction that began last year coupled with five interest rate reductions by the Federal Reserve. The widespread anticipation of a positive economic turnaround continues to war with generally negative economic indicators. For the most part, Annuity Investors(r) Lifes' value-oriented equity subaccounts have remained in positive territory, continuing last year's trend of value funds outperforming growth funds. The broad range of investment options offered under your Contract allows you the flexibility to implement your own personal investment strategy and to change your mix of investments as your objectives change over time.

For the period ending June 30, 2001, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, returned a loss of 6.69%, and the NYSE Composite Index returned a loss of 2.12%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, increased by 3.60% over the same period. The average annual total returns of the sub-accounts offered under your Contract for the period January 1, 2001 to June 30, 2001, are shown below.*

Janus Aspen Series - Aggressive Growth Portfolio	(27.01) %
Janus Aspen Series - Worldwide Growth Portfolio	(14.09) %
Janus Aspen Series - Balanced Portfolio	(4.08) %
Janus Aspen Series - Growth Portfolio	(12.19) %
Janus Aspen Series - International Growth Portfolio	(16.02) %
Janus Aspen Series - Capital Appreciation Portfolio	(14.11) %
Dreyfus VIF - Appreciation Portfolio	(6.91) %
Dreyfus VIF - Money Market Portfolio	1.53%
Dreyfus VIF - Growth and Income Portfolio	(0.85) %
Dreyfus VIF - Small Cap Portfolio	(5.20) %
The Dreyfus Socially Responsible Growth Fund, Inc.	(14.71) %
Dreyfus Stock Index Fund	(7.48) %
Strong Opportunity Fund II, Inc.	(0.65) %
Strong Variable Insurance Funds, Inc. - Strong Mid Cap Growth Fund II	(15.30) %
Deutsche Asset Management VIT Funds EAFE(r) Equity Index Fund	(16.83) %
Deutsche Asset Management VIT Funds Small Cap Index Fund	5.57%
INVESCO VIF - Equity Income Fund	(6.01) %
INVESCO VIF - High Yield Fund	(6.51) %
INVESCO VIF - Health Sciences Fund	(12.77) %
INVESCO VIF - Dynamics Fund	(19.62) %
INVESCO VIF - Financial Services Fund	(4.85) %
INVESCO VIF - Small Company Growth Fund	(8.66) %
The Universal Institutional Funds, Inc. - Mid Cap Value Portfolio	0.17%
The Universal Institutional Funds, Inc. - Value Portfolio	3.77%
The Universal Institutional Funds, Inc. - Fixed Income Portfolio	3.66%
The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio	7.33%
PBHG Insurance Series Fund - PBHG Growth II Portfolio	(27.57) %
PBHG Insurance Series Fund - PBHG Large Cap Growth Portfolio	(17.69) %
PBHG Insurance Series Fund - PBHG Technology & Communications Portfolio	(37.50) %
PBHG Insurance Series Fund - PBHG Select Value Portfolio	6.33%
PBHG Insurance Series Fund - PBHG Mid-Cap Value Portfolio	9.40%
The Timothy Plan Small-Cap Variable Series	7.66%

*Performance figures are net of all sub-account charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

My colleagues at Annuity Investors Life Insurance Company and I look forward to serving you in the future.

Sincerely,

/s/----------------------------------------

Charles R. Scheper

President

  Variable Account B

The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:
Registrant	1940 Act Number

Janus Aspen Series	811-07736
Aggressive Growth Portfolio
Worldwide Growth Portfolio
Balanced Portfolio
Growth Portfolio
International Growth Portfolio - Service Shares
Capital Appreciation Portfolio
Dreyfus Variable Investment Fund	811-05125
Appreciation Portfolio
Money Market Portfolio
Growth & Income Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund	811-05179
Strong Opportunity Fund II	811-06522
Strong Variable Insurance Funds, Inc.	811-06553
Strong Mid-Cap Growth Fund II
Deutsche Asset Management, VIT Funds	811-07507
Deutsche VIT EAFE Equity Index
Deutsche VIT Small Cap Index
Deutsche VIT Equity 500 Index
INVESCO Variable Investment Funds, Inc.	811-08038
INVESCO VIF -Equity Income Fund
INVESCO VIF -High Yield Fund
INVESCO VIF -Health Sciences Fund
INVESCO VIF-Dynamics Fund
INVESCO VIF -Small Company Growth Fund
INVESCO VIF - Total Return Fund
The Universal Institutional Funds, Inc.	811-07607
Morgan Stanley UIF, Inc. -Mid Cap Value Portfolio
Morgan Stanley UIF, Inc. -Value Portfolio
Morgan Stanley UIF, Inc. -Fixed Income Portfolio
Morgan Stanley UIF, Inc. -U.S. Real Estate Portfolio
Morgan Stanley UIF, Inc. - Emerging Markets Equity portfolio
PBHG Insurance Series Fund, Inc.	811-08009
PBHG Growth II Portfolio
PBHG Large Cap Growth Portfolio
PBHG Technology & Communication Portfolio
PBHG Select Value Portfolio
PBHG Mid-Cap Value Portfolio
The Timothy Plan Small-Cap Variable Series	811-08228

This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company(r) and Annuity Investors® Variable Account B. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free (800) 789-6771.

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A subsidiary of Great American Financial Resources SM , Inc. P.O. Box 5423 Cincinnati, OH 45201-5423 (800) 789-6771 www.commodoreva.com

Principal Underwriter/Distributor: Great American AdvisorsSM , Inc., member NASD and an affiliate of Annuity Investors Life Insurance Company, 525 Vine Street, Cincinnati, Ohio 45202

3293	(8/01)